                                                                    EXHIBIT 99.2

                               BERNARD CHAUS, INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Bernard Chaus, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

o the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 13, 2003


                                       /s/ Barton Heminover
                                     --------------------------------
                                       Barton Heminover
                                       Chief Financial Officer